UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2025

IVANHOE ELECTRIC INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41436	32-0633823
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

450 E Rio Salado Parkway, Suite 130 Tempe, Arizona	85281
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 656-5821

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On January 13, 2025, Ivanhoe Electric Inc. (the “Company”) issued a press release reporting the initial drill results from the Company’s 50/50 owned joint venture (“Joint Venture”) with Saudi Arabian Mining Company Ma’aden (“Ma’aden”). A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information contained in Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01.  Other Events

On January 13, 2025, the Company announced initial drill results from the Joint Venture with Ma’aden. The Joint Venture’s initial drill program focused on the Umm Ad Dabah prospect, near Ma’aden’s existing Al Amar gold-copper-zinc mine. The Joint Venture is using the Company’s advanced TyphoonTM geophysical surveying systems and Computational Geosciences Inc.’s (“CGI”) industry-leading inversion software to guide exploration activities. The Joint Venture’s first TyphoonTM survey covered 76 square kilometers near Ma’aden’s Al Amar gold-copper-zinc mine. It was completed in March 2024. Subsequent TyphoonTM surveys have covered an additional 162 square kilometers of the Al Amar exploration licenses.

As part of the initial 76 square kilometer TyphoonTM survey and CGI inversion work, the Company identified two significant chargeability anomalies that span approximately 4.5 kilometers in length. The southern anomaly, beginning around 200 meters below the surface and extending beyond 1,000 meters in depth, has a strike length of 1.8 kilometers.

Exploration drilling commenced in August 2024, with a total of 5,490 meters drilled across eight completed holes. Three of the drill holes intersected copper mineralization in the southern anomaly, including: Hole UAD-005: 13.1 meters @ 1.31% copper and 4.5 grams per tonne of silver from 717.9 meters, and Hole UAD-006: 5.9 meters @ 0.79% copper and 1.9 grams per tonne of silver from 374.5 meters.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated January 13, 2025
104	Cover Page Interactive Data File (embedded with the inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IVANHOE ELECTRIC INC.

Date: January 13, 2025	By:	/s/ Taylor Melvin
Taylor Melvin
President and Chief Executive Officer

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